UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)        August 31, 2006
                                                --------------------------------

             Securitized Asset Backed Receivables LLC Trust 2006-HE1
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                         (Exact name of issuing entity)

                    Securitized Asset Backed Receivables LLC
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              (Exact name of depositor as specified in its charter)

                               Sutton Funding LLC
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               (Exact name of sponsor as specified in its charter)

        Delaware                 333-130543-06               37-1472598
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    (State or other         (Commission File Number        (IRS Employer
     jurisdiction              of issuing entity)          Identification
   of incorporation                                       No. of depositor)
    of depositor)

    200 Park Avenue, New York, New York                         10166
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(Address of principal executive offices of depositor)  (Zip Code of depositor)



Depositor's telephone number, including area code (212) 412-4000
                                                 -------------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

      On August 31, 2006, Securitized Asset Backed Receivables LLC (the "Depositor") caused the issuance of the Securitized Asset Backed Receivables LLC Trust 2006-HE1 Mortgage Pass-Through Certificates, Series 2006-HE1 (the "Certificates"). The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Depositor, as depositor, Fremont Investment & Loan, as a responsible party, Aegis Mortgage Corporation, as a responsible party, Decision One Mortgage Company, LLC, as a responsible party, HomEq Servicing Corporation, as servicer, and Wells Fargo Bank, National Association, as trustee. The Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates (the "Publicly Offered Certificates"), having an aggregate initial principal amount of $422,611,000, were sold to Barclays Capital Inc. (the "Underwriter"), pursuant to an Underwriting Agreement, dated as of August 24, 2006, by and between the Depositor and the Underwriter.

      The Class X and Class P Certificates were sold by the Depositor to Securitized Asset Backed NIM Trust 2006-HE1 on August 31, 2006 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act, as part of the consideration for the Notes issued by Securitized Asset Backed NIM Trust 2006-HE1.

      Attached as exhibits are certain agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01.  Financial  Statements,   Pro  Forma  Financial  Information  and
            ------------------------------------------------------------------
Exhibits.
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(c)   Exhibits

Exhibit 1 Underwriting Agreement, dated August 24, 2006, by and between the Depositor, as depositor, and Barclays Capital Inc., as underwriter.

Exhibit 4 Pooling and Servicing Agreement, dated as of August 1, 2006, by and among the Depositor, as depositor, Fremont Investment & Loan, as a responsible party, Aegis Mortgage Corporation, as a responsible party, Decision One Mortgage Company, LLC, as a responsible party, HomEq Servicing Corporation, as servicer, and Wells Fargo Bank, National Association, as trustee.

Exhibit 10.1 Sponsor Representation Letter, dated as of August 31, 2006, between
             Sutton Funding LLC and the Depositor (included as Exhibit O to
             Exhibit 4).

Exhibit 10.2 Interest Rate Swap Agreement, dated August 31, 2006, between
             Barclays Bank PLC, the swap provider, and Wells Fargo Bank, National Association, the trustee (included as part of Exhibit T to Exhibit 4).

Exhibit 10.3 Cap Agreement, dated August 31, 2006, between Barclays Bank PLC, the cap provider, and Wells Fargo Bank, National Association, the trustee (included as Exhibit U to Exhibit 4).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: September 15, 2006               SECURITIZED ASSET BACKED RECEIVABLES
                                          LLC



                                       By: /s/ Paul Menefee
                                           ------------------------------
                                           Name: Paul Menefee
                                           Title: Director

                                INDEX TO EXHIBITS
                                -----------------

Item 601(a) of
Regulation S-K                                                    Paper (P) or
Exhibit No.         Description                                  Electronic (E)
--------------      -----------                                  --------------

1                   Underwriting Agreement, dated August 24,         (E)
                    2006, by and between the Depositor, as
                    depositor, and Barclays Capital Inc., as underwriter.

4                   Pooling and Servicing Agreement, dated as        (E)
                    of August 1, 2006, by and among the
                    Depositor, as depositor, Fremont Investment
                    & Loan, as a responsible party, Aegis
                    Mortgage Corporation, as a responsible
                    party, Decision One Mortgage Company, LLC, as a responsible party, HomEq Servicing
                    Corporation, as servicer, and Wells Fargo
                    Bank, National Association, as trustee.

10.1                Sponsor Representation Letter, dated as of       (E)
                    August 31, 2006, between Sutton Funding LLC and the Depositor (included as Exhibit O to Exhibit 4).

10.2                Interest Rate Swap Agreement, dated August       (E)
                    31, 2006, between Barclays Bank PLC, the swap provider, and Wells Fargo Bank, National Association, the trustee (included as part of Exhibit T to Exhibit 4).

10.3                Cap Agreement, dated August 31, 2006,            (E)
                    between Barclays Bank PLC, the cap
                    provider, and Wells Fargo Bank, National
                    Association, the trustee (included as
                    Exhibit U to Exhibit 4).